SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 22, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey	08401
(Address of principal executive offices)	(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2004, THCR Management Services, LLC (“THCR Management Services”) and Trump Hotels & Casino Resorts Development Company, LLC (“THCR Development”), subsidiaries of Trump Hotels & Casino Resorts, Inc. (the “Company”), entered into that certain memorandum of understanding, dated as of December 20, 2004 (the “Memorandum of Understanding”), with the Twenty-Nine Palms Band of Luiseno Mission Indians of California, a federally recognized Native American tribe (the “Tribe”), and Twenty-Nine Palms Enterprises Corporation, an entity wholly-owned by the Tribe (“Enterprises”), regarding (i) the Gaming Facility Development and Construction Agreement, dated April 27, 2000, among the Tribe, Enterprises and THCR Development, as amended (the “Development Agreement”), (ii) the Amended and Restated Gaming Facility Management Agreement, dated March 28, 2002, among the Tribe, Enterprises and THCR Management Services (the “Management Agreement”), and (iii) the Trademark License Agreement, dated April 2000, between the Tribe and Trump Hotels & Casino Resorts Holdings, L.P., a limited partnership of which the Company is the sole general partner (“THCR Holdings”), as amended (the “License Agreement,” together with the Development Agreement and the Management Agreement, the “Agreements”).

Pursuant to the Memorandum of Understanding, the Agreements will be terminated, subject to payment by the Tribe and Enterprises, of (i) all management fees earned by THCR Management Services for services rendered under the Management Agreement through December 31, 2004, and (ii) a fee of $6 million. The termination of the Agreements is subject to certain terms and conditions outlined in the Memorandum of Understanding, which is attached as Exhibit 99.1 hereto.

Item 1.02. Termination of a Material Definitive Agreement.

As discussed in Item 1.01 above, the Memorandum of Understanding provides for the termination of the Agreements, subject to certain terms and conditions, including the payment of certain fees. THCR Management Services operates the Tribe’s casino, Trump 29 Casino, pursuant to the Management Agreement, and THCR Holdings licenses the “Trump” name for use at such facility under the License Agreement. As disclosed in the Quarterly Report on Form 10-Q for the period ended September 30, 2004 of the Company filed with the Securities and Exchange Commission (the “Commission”), a hearing was held regarding the renewal of THCR Management Services’ gaming license with the gaming commission of the Tribe in the fourth quarter of 2004.

The descriptions of the Memorandum of Understanding and Agreements in Items 1.01 and 1.02, and the transactions contemplated thereby, are qualified in their entirety by reference to such documents.

Item 7.01. Regulation FD Disclosure.

The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.2 hereto is a press release, dated December 27, 2004, issued by the Company.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements included herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. You can identify these statements by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning. Any or all of the forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Commission, including the Company’s ability to confirm and consummate the Memorandum of Understanding or documents filed with the bankruptcy court in connection with the Company’s plan of reorganization (the “Plan”) (or any significant delay with respect thereto); the Company’s alternatives in the event the bankruptcy court does not grant final approval of such documents; the Company’s ability to negotiate and execute definitive transaction documents in connection with the Plan, and perform its obligations thereunder; the ability of the parties to the Memorandum of Understanding to satisfy the terms and conditions thereof, including obtaining approvals of third parties and the bankruptcy court; the Company’s ability to obtain the required consents of noteholders and other constituencies necessary to implement the Plan; bankruptcy court approval of the Company’s filings and motions prosecuted by it from time to time; potential challenges to the Plan by an equity committee or creditors’ committee that may be formed with respect to the Company’s chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm the Plan, or for the appointment of a chapter 11 trustee or to convert the cases to a chapter 7 case; the impact of the Plan on the Company’s operations going forward, including the impact on the Company’s ability to negotiate favorable terms with suppliers, customers, landlords and others; the adverse effect on the Company’s liquidity and operating performance due to the loss of revenues from the Management Agreement, and other adverse effects resulting from the termination of the Agreements; the Company’s alternatives if the Plan is not consummated, including undertaking transactions that may have unforeseeable consequences to the holders of the Company’s common stock and the debt of its subsidiaries; the Company’s preparation and submission of an application to have its new common stock listed on the New York Stock Exchange or other national securities exchange if the Company is successful in its efforts to consummate the Plan, and the Company’s ability to obtain such a listing; the consummation of the Company’s strategic alternatives with respect to its financial situation and capital structure, including the potential sale of one or more of its casino properties; the ability of the Company to continue as a going concern; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute the Company’s business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole. Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results. In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements. Many of these factors will be important in determining the Company’s actual future results. Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Memorandum of Understanding, dated as of December 20, 2004, among THCR Management Services, LLC, Trump Hotels & Casino Resorts Development Company, LLC, the Twenty-Nine Palms Band of Luiseno Mission Indians of California and the Twenty-Nine Palms Enterprises Corporation

99.2	Press Release of Trump Hotels & Casino Resorts, Inc., dated December 27, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

/s/ John P. Burke
John P. Burke
Executive Vice President and
Corporate Treasurer

Dated: December 28, 2004

TRUMP ATLANTIC CITY ASSOCIATES

By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

/s/ John P. Burke
John P. Burke
Vice President and Treasurer

Dated: December 28, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: December 28, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: December 28, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:

/s/ John P. Burke
John P. Burke
Treasurer

Dated: December 28, 2004

TRUMP CASINO HOLDINGS, LLC

By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial
and Accounting Officer)

Dated: December 28, 2004

TRUMP CASINO FUNDING, INC.

By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial
and Accounting Officer)

Dated: December 28, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Memorandum of Understanding, dated as of December 20, 2004, among THCR Management Services, LLC, Trump Hotels & Casino Resorts Development Company, LLC, the Twenty-Nine Palms Band of Luiseno Mission Indians of California and the Twenty-Nine Palms Enterprises Corporation

99.2	Press Release of Trump Hotels & Casino Resorts, Inc., dated December 27, 2004

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